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                                                                    EXHIBIT 10.6

                            VASTAR RESOURCES, INC.
                              SECOND AMENDMENT TO
                         EXECUTIVE LIFE INSURANCE PLAN

     Pursuant to the power of amendment reserved therein, Vastar Resources, Inc. Executive Life Insurance Plan (the "Plan") is hereby amended as follows:

     1. Paragraph 1.1 is amended to delete the last sentence contained therein.

     2. Paragraph 1.29 is amended in its entirety, effective as of the Effective Time (as defined in Annex A to the Plan as amended hereby), to read as follows:

          "1.29 "Benefit Trigger Window" means the 24-month period commencing on the date immediately following the Effective Time and means the 24-month period commencing on the date that a Subsequent Change of Control occurs."

     3. Article I is amended to add new Paragraphs 1.37, 1.38, 1.39 and 1.40 which shall read as follows:

          "1.37   "Effective Time" shall be ascribed the meaning set forth for such term on Annex A attached hereto.

          1.38 "Merger" shall be ascribed the meaning set forth for such term on Annex A attached hereto.

          1.39 "Parent Company" shall be ascribed the meaning set forth for such term on Annex A attached hereto.

          1.40 "Subsequent Change of Control" shall be ascribed the meaning set forth for such term on Annex A attached hereto."

     4.   Paragraph 9.2 is amended to add "; or" at the end of subparagraph
(a)(ii)(B) and to add a new subparagraph (a)(ii)(C) which shall read as follows:

          "(C) with respect to Tier 1 and 2 Employees of the Company, a demotion to a lesser job."

     5.   Paragraph 9.2 is amended to eliminate subparagraph (b).

     6. Paragraph 9.4 is amended to eliminate the parenthetical "(excluding an ARCO Acquisition)".

     7. Paragraph 11.4 is amended to delete the second sentence contained therein.

     8.   Paragraph 11.5 is deleted in its entirety.

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     9.   Paragraph 14.9 is amended in its entirety and shall now read as follows:

          "14.9  Authorized Officers

                 Both the Chief Financial Officer and the Vice President, Human Resources of the Company whose duties with respect to this Plan are provided herein, will be those persons who have been employed in such positions by the Company since April 1, 1999. Any action required to be taken under this Plan by the Chief Financial Officer and the Vice President, Human Resources of the Company may be taken by either individual if the other position is vacant. If the positions of Chief Financial Officer and Vice President, Human Resources of the Company are both vacant, actions required to be taken under the Plan by such officers may only be taken by one of the officers of the Company set forth below (in the order stated) who was in such position on April 1, 1999:

                       (a)  Controller
                       (b)  General Counsel
                       (c)  Senior Vice President of Production
                       (d)  Senior Vice President of Exploration
                       (e)  Vice President of Business Development.

If none of such persons is in such position, the Special Plan Administrator shall take actions required to be taken under the Plan."

     10. Annex A is amended, with respect to the definition of "Change of Control" and the definition of "Outside Director", to replace the terms "Atlantic Richfield Company" and "ARCO" with the term "Parent Company". This amendment shall be construed consistently with the intent that the Merger, if it occurs, is a Change of Control.

     11. Annex A, with respect to the definition of "Change of Control," is amended, effective as of the Effective Time, to add "; or" at the end of Paragraph (6) and to add new Paragraph (7) which shall read as follows:

          "(7) A Subsequent Change of Control."

     12.  Annex A is amended to add the following definitions:

          ""Effective Time" means, with respect to the Merger, such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware or at such later time as is specified in the Certificate of Merger in accordance with the Delaware General Corporation Laws.

          "Merger" shall mean the merger between Atlantic Richfield Company and Prairie Holdings, Inc.,a subsidiary of BP Amoco p.l.c.

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          "Parent Company" shall mean, until the Effective Time of the Merger,
Atlantic Richfield Company and, after the Effective Time of the Merger, BP Amoco p.l.c. or any of its subsidiaries or affiliates and any of their respective successors.

          "Subsequent Change of Control" shall mean each Change of Control which occurs after the consummation of a transaction constituting a Change of Control."

     13. The Plan is amended to replace (except in Paragraph 14.9(b) of the Plan as amended above) the term "General Counsel" with the term "Vice President, Human Resources."

     14. All amendments shall be effective as of July 21, 1999 unless otherwise noted.


     Executed as of the 12th day of August, 1999.

     ATTEST:                                VASTAR RESOURCES, INC.


     By: /s/ Jonathan D. Edelfelt           By: /s/ Jeffrey M. Bender
        ----------------------------           ---------------------------------
          Jonathan D. Edelfelt                  Jeffrey M. Bender
          Associate Secretary                   Vice President, Human Resources


APPROVED as to form this 12th day
of August, 1999

WACHOVIA BANK, N.A.,


By: /s/ Peter D. Quinn
   ---------------------------

Name:  PETER D. QUINN
     -------------------------

Title: Senior Vice President
      ------------------------

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